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                                                                    Exhibit 99.1

      LAWRENCEVILLE, N.J.--(BUSINESS WIRE)--June 5, 2002--The MIIX Group, Inc. (NYSE:MHU - News), a leading provider of medical professional liability insurance, announced today that its Chief Financial Officer, Stewart J. Gerson has left the Company's employ, and his responsibilities will be assumed immediately by Tom Redman, the Company's former Chief Financial Officer.

      Former MIIX CFO Tom Redman has agreed to return to the Company on a consulting basis to provide financial guidance to the Company in connection with its new business plan, which includes the voluntary solvent runoff of MIIX Insurance Company and Lawrenceville Property and Casualty Insurance Company.

      "We are delighted that Tom Redman has agreed to put his considerable knowledge and expertise to work for MIIX once again," said MIIX Chairman and CEO Patricia A. Costante. "Tom's intimate command of the industry together with his knowledge of MIIX will allow us to manage the runoff and other financial issues in the most cost-effective way, with the aim of maximizing value to the shareholders," she added. Mr. Redman left The MIIX Group in April after serving for three years as Chief Financial Officer and five years with MIIX overall.

      Headquartered in Lawrenceville, N.J., The MIIX Group of Companies (www.miix.com) is one of the nation's leading writers of medical professional liability insurance. Widely known for defense expertise, The MIIX Group currently protects physicians, medical professionals and medical groups with a portfolio of insurance and consulting products.

Forward Looking Statement
-------------------------

      This news release contains forward-looking statements that are based on the Company's estimates and expectations concerning future events and anticipated results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements.

      These uncertainties and other factors are detailed from time to time in the Company's filings with the appropriate securities commissions, and include, without limitation, the Company having sufficient liquidity and working capital, the Company's ability to achieve consistent profitable growth, the Company's ability to diversify its product lines, the continued adequacy of the Company's loss and the loss adjustment expense reserves, the Company's avoidance of any material loss on collection of reinsurance recoverables, increased competitive pressure, the loss of significant customers, general economic conditions, including changing interest rates, rates of inflation and the performance of the financial markets, judicial decisions and rulings, changes in domestic and foreign laws, regulations and taxes, effects of acquisitions and divestitures, and various other factors.

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      The words "believe," "expect," "anticipate," "project," and similar expressions identify forward-looking statements. The Company's expectations regarding future earnings, growth initiatives, underwriting, cost controls, adequacy of loss and loss adjustment expense reserves, and enhancing shareholder value depend on a variety of factors, including economic, competitive and market conditions which may be beyond the Company's control and are thus difficult or impossible to predict.

      In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as representation by the Company or any other person that the Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CONTACT:
   The MIIX Group
   Catherine E. Williams
   Senior Vice President, Corporate Affairs
   800/234-MIIX, ext. 1234
   cwilliam@miix.com
    or
   News Media Contact:
   Emmalee Morrison
   AVP Corporate Communications
   800/234-MIIX, ext. 1335
   emorriso@miix.com



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